UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2005

Commission File Number 0-29476

INNOVA PURE WATER, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	59-2567034
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

13130 56th Court, Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)

(727) 572-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

(a) On June 29, 2005, the Registrant dismissed Pender Newkirk & Company (“Pender”) as its independent certifying accountant. Pender had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant as of June 30, 2003 and June 30, 2004. The reports of Pender on the consolidated financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant’s ability to continue as a “going concern.” The decision to change accountants was approved unanimously by the Board of Directors of the Registrant and was based upon the Registrant’s desire to retain an accounting firm with offices closer to its pending new location in Texas.

In connection with the audits for the two most recent fiscal years and in connection with Pender’s review of the subsequent interim periods through the date of dismissal on June 29, 2005, there have been no disagreements between the Registrant and Pender on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Pender, would have caused Pender to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

The Registrant has made the contents of this Form 8-K filing available to Pender and requested it to furnish a letter to the Securities and Exchange Commission as to whether Pender agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of Pender’s letter to the Commission is included as an exhibit to this filing.

(b) Effective June 29, 2005, the Registrant’s Board of Directors approved the engagement of Turner, Stone & Company (“Turner Stone”) as the Registrant’s independent accountants for the fiscal year ending June 30, 2005, effective upon the final execution of an engagement letter.

During the two most recent fiscal years and through July 7, 2005, the Registrant did not consult with Turner Stone regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any other matter that was either the subject of disagreement or identified in response to Item 304(a)(1)(iv) of Regulation S-B.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 2005	INNOVA PURE WATER, INC.

	By:	/s/ John Nohren
	Print Name:	John Nohren
	Title:	Chairman and Treasurer

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